Exhibit 24.1
POWER OF ATTORNEY
     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being a director and/or officer of Delphi Financial Group, Inc., a Delaware corporation (the “Company”), hereby constitutes and appoints Robert Rosenkranz and Donald A. Sherman, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitutions and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign one or more Registration Statements for the Company on Form S-3 under the Securities Act of 1933, as amended, or such other form as such attorney-in-fact may deem necessary or desirable, any and all amendments thereto (including post-effective amendments) and supplements in such form as he may approve, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereto set his hand this 18th day of December, 2008.

/s/ Kevin R. Brine Kevin R. Brine
Director

POWER OF ATTORNEY
     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being a director and/or officer of Delphi Financial Group, Inc., a Delaware corporation (the “Company”), hereby constitutes and appoints Robert Rosenkranz and Donald A. Sherman, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitutions and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign one or more Registration Statements for the Company on Form S-3 under the Securities Act of 1933, as amended, or such other form as such attorney-in-fact may deem necessary or desirable, any and all amendments thereto (including post-effective amendments) and supplements in such form as he may approve, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereto set his hand this 18th day of December, 2008.

/s/ Lawrence E. Daurelle Lawrence E. Daurelle
Director

POWER OF ATTORNEY
     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being a director and/or officer of Delphi Financial Group, Inc., a Delaware corporation (the “Company”), hereby constitutes and appoints Robert Rosenkranz and Donald A. Sherman, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitutions and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign one or more Registration Statements for the Company on Form S-3 under the Securities Act of 1933, as amended, or such other form as such attorney-in-fact may deem necessary or desirable, any and all amendments thereto (including post-effective amendments) and supplements in such form as he may approve, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereto set his hand this 18th day of December, 2008.

/s/ Edward A. Fox Edward A. Fox
Director

POWER OF ATTORNEY
     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being a director and/or officer of Delphi Financial Group, Inc., a Delaware corporation (the “Company”), hereby constitutes and appoints Robert Rosenkranz and Donald A. Sherman, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitutions and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign one or more Registration Statements for the Company on Form S-3 under the Securities Act of 1933, as amended, or such other form as such attorney-in-fact may deem necessary or desirable, any and all amendments thereto (including post-effective amendments) and supplements in such form as he may approve, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereto set his hand this 18th day of December, 2008.

/s/ Steven A. Hirsh Steven A. Hirsh
Director

Exhibit 24.1 Powers of Attorney
POWER OF ATTORNEY
     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being a director and/or officer of Delphi Financial Group, Inc., a Delaware corporation (the “Company”), hereby constitutes and appoints Robert Rosenkranz and Donald A. Sherman, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitutions and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign one or more Registration Statements for the Company on Form S-3 under the Securities Act of 1933, as amended, or such other form as such attorney-in-fact may deem necessary or desirable, any and all amendments thereto (including post-effective amendments) and supplements in such form as he may approve, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereto set his hand this 18th day of December, 2008.

/s/ Harold F. Ilg Harold F. Ilg
Director

POWER OF ATTORNEY
     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being a director and/or officer of Delphi Financial Group, Inc., a Delaware corporation (the “Company”), hereby constitutes and appoints Robert Rosenkranz and Donald A. Sherman, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitutions and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign one or more Registration Statements for the Company on Form S-3 under the Securities Act of 1933, as amended, or such other form as such attorney-in-fact may deem necessary or desirable, any and all amendments thereto (including post-effective amendments) and supplements in such form as he may approve, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereto set his hand this 18th day of December, 2008.

/s/ James M. Litvack James M. Litvack
Director

POWER OF ATTORNEY
     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being a director and/or officer of Delphi Financial Group, Inc., a Delaware corporation (the “Company”), hereby constitutes and appoints Robert Rosenkranz and Donald A. Sherman, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitutions and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign one or more Registration Statements for the Company on Form S-3 under the Securities Act of 1933, as amended, or such other form as such attorney-in-fact may deem necessary or desirable, any and all amendments thereto (including post-effective amendments) and supplements in such form as he may approve, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereto set his hand this 18th day of December, 2008.

/s/ James N. Meehan James N. Meehan
Director

POWER OF ATTORNEY
     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being a director and/or officer of Delphi Financial Group, Inc., a Delaware corporation (the “Company”), hereby constitutes and appoints Robert Rosenkranz and Donald A. Sherman, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitutions and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign one or more Registration Statements for the Company on Form S-3 under the Securities Act of 1933, as amended, or such other form as such attorney-in-fact may deem necessary or desirable, any and all amendments thereto (including post-effective amendments) and supplements in such form as he may approve, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereto set his hand this 18th day of December, 2008.

/s/ Philip R. O’Connor Philip R. O’Connor
Director

POWER OF ATTORNEY
     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being a director and/or officer of Delphi Financial Group, Inc., a Delaware corporation (the “Company”), hereby constitutes and appoints Robert Rosenkranz and Donald A. Sherman, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitutions and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign one or more Registration Statements for the Company on Form S-3 under the Securities Act of 1933, as amended, or such other form as such attorney-in-fact may deem necessary or desirable, any and all amendments thereto (including post-effective amendments) and supplements in such form as he may approve, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereto set his hand this 18th day of December, 2008.

/s/ Donald A. Sherman Donald A. Sherman
Director

POWER OF ATTORNEY
          KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being a director and/or officer of Delphi Financial Group, Inc., a Delaware corporation (the “Company”), hereby constitutes and appoints Robert Rosenkranz and Donald A. Sherman, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitutions and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign one or more Registration Statements for the Company on Form S-3 under the Securities Act of 1933, as amended, or such other form as such attorney-in-fact may deem necessary or desirable, any and all amendments thereto (including post-effective amendments) and supplements in such form as he may approve, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
          IN WITNESS WHEREOF, the undersigned has hereto set his hand this 18th day of December, 2008.

/s/ Robert M. Smith, Jr.
Robert M. Smith, Jr.
Director and Executive Vice President

POWER OF ATTORNEY
     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being a director and/or officer of Delphi Financial Group, Inc., a Delaware corporation (the “Company”), hereby constitutes and appoints Robert Rosenkranz and Donald A. Sherman, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitutions and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign one or more Registration Statements for the Company on Form S-3 under the Securities Act of 1933, as amended, or such other form as such attorney-in-fact may deem necessary or desirable, any and all amendments thereto (including post-effective amendments) and supplements in such form as he may approve, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereto set his hand this 18th day of December, 2008.

/s/ Robert F. Wright Robert F. Wright
Director

POWER OF ATTORNEY
     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, being a director and/or officer of Delphi Financial Group, Inc., a Delaware corporation (the “Company”), hereby constitutes and appoints Robert Rosenkranz and Donald A. Sherman, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitutions and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign one or more Registration Statements for the Company on Form S-3 under the Securities Act of 1933, as amended, or such other form as such attorney-in-fact may deem necessary or desirable, any and all amendments thereto (including post-effective amendments) and supplements in such form as he may approve, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereto set his hand this 18th day of December, 2008.

/s/ Thomas W. Burghart Thomas W. Burghart
Senior Vice President and Treasurer